UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2015 (February 19, 2015)
The Mint Leasing, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52051	87-0579824
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

323 N. Loop West
Houston, Texas 77008
 (Address of principal executive offices)

(713) 665-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 20, 2015 and effective as of December 31, 2014 (the “Effective Date”), The Mint Leasing, Inc. (the “Company”, “we” or “us”), Investment Capital Fund Group, LLC Series 20, a Delaware limited liability company, organized as a Delaware Series Business Unit (“ICFG”), and Sunset Brands, Inc., a Nevada corporation (“Sunset”), entered into and closed the transactions contemplated by a Mutual Rescission and Release Agreement (the “Rescission Agreement”), rescinding completely the Share Exchange Agreement (the “Exchange Agreement”) that the parties previously entered into and closed effective September 23, 2014 and the transactions contemplated therein.

Pursuant to the Exchange Agreement, we acquired 100% of the issued and outstanding voting shares and 99% of the issued and outstanding non-voting shares of ICFG in exchange for 62,678,872 shares of our restricted common stock (representing 42.3% of our post-closing common stock, based on 85,654,416 shares of common stock issued and outstanding immediately prior to the closing of the Exchange Agreement and 148,333,288 shares of common stock issued and outstanding immediately after the closing).  ICFG owns 52 Gem Assets – “52 Sapphires from the King and Crown of Thrones collection”, which have a total carat weight of 3,925.17 (the “Gemstones”), the rights to which and ownership of which were acquired by the Company in connection with the closing of the Exchange Agreement.

The Company has not issued the Company shares to Sunset to date (in either certificate form or book entry form); (b) neither ICFG nor Sunset has delivered the Gemstones to the Company; nor (c) has the Company taken physical delivery of the Gemstones.

Pursuant to the Rescission Agreement, the parties rescinded all agreements entered into in connection with the Exchange Agreement and any other agreements or understandings between the Parties resulting in the following:

(i)           all ownership right and title to interests of ICFG being transferred by the Company back to Sunset and Sunset holding 100% of the ownership in ICFG;

(ii)           Sunset releasing all obligation of the Company to issue the shares of common stock originally due to Sunset pursuant to the terms of the Exchange Agreement; and

(iii)           all ownership right and title to the Gemstones being held by ICFG.

The parties also provided and received customary releases.

The Company filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, with the Securities and Exchange Commission on November 18, 2014 (the “Quarterly Report”).  The Quarterly Report stated that the Company had taken an impairment charge on its Balance Sheet in the amount of $10,028,620 relating to the value of the shares of common stock originally issued to Sunset in exchange for ICFG.  Specifically, the Company recognized the book value of the Gemstones in the Quarterly Report as $0. The Company took this position because the Company was unable to  determine the appropriate “fair market value” of the Gemstones based on the retail replacement appraisal previously provided by Sunset, and because the Company believed that the process to obtain a “fair market value” suitable for inclusion in the Company’s financial statements would be unduly costly and time consuming. Notwithstanding the above, the Company, ICFG and Sunset did not disagree about the retail replacement value of the Gemstones established in the retail replacement appraisal, the Company simply was unable to verify the “fair market value”.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On February 19, 2015, we dismissed M&K CPAS, PLLC (“M&K”) and engaged LBB & Associates Ltd., LLP (“LBB”) as our independent registered public accounting firm through and with the approval of our Board of Directors (consisting solely of Mr. Jerry Parish).

Other than for the inclusion of a paragraph describing the uncertainty of the Company’s ability to continue as a going concern, M&K’s reports on the Company’s financial statements for the years ended December 31, 2012 and 2013, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding M&K’s dismissal, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with M&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K, would have caused it to make reference to the subject matter of the disagreements in its report on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for material weaknesses in the Company’s internal control over financial reporting as described in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2012 and 2013, which have not been corrected as of the date of this filing.

The Company has provided M&K with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested M&K to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of M&K’s letter dated March 24, 2015 is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period preceding LBB’s engagement, neither the Company nor anyone on its behalf consulted LBB regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that LBB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

In approving the selection of LBB as the Company’s independent registered public accounting firm, the Board of Directors (consisting solely of Mr. Jerry Parish) considered all relevant factors, including that no non-audit services were previously provided by LBB to the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1*	Mutual Rescission and Release Agreement dated March 20, 2015, by and between The Mint Leasing, Inc., Investment Capital Fund Group, LLC Series 20, and Sunset Brands, Inc.
16.1*	Letter dated March 24, 2015 From M&K CPAS, PLLC

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MINT LEASING, INC.

Date: March 24, 2015	By: /s/ Jerry Parish
Jerry Parish President & CEO

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Mutual Rescission and Release Agreement dated March 20, 2015, by and between The Mint Leasing, Inc., Investment Capital Fund Group, LLC Series 20, and Sunset Brands, Inc.
16.1*	Letter dated March 24, 2015 From M&K CPAS, PLLC

* Filed herewith.